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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form S-4 on Form S-8 Registration Statement of our report dated January 21, 1999 relating to the financial statements and financial statement schedule of Preview Travel, Inc., which appears in Preview Travel's Annual Report on Form 10-K for the year ended December 31, 1998.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 7, 2000